Exhibit 99.2

Pareteum Corporation
Unaudited Pro Forma Condensed Combined Balance Sheet
as of June 30, 2018

		Artilium plc
	Historical Pareteum	Historical U.S. Dollars (IFRS)	Pro Forma Reclassification Adjustments [Note 1]	Pro Forma (U.S. GAAP)	Pro Forma Adjustments [Note 2]	Pro Forma Condensed Combined
ASSETS
Current assets:
Cash and cash equivalents	$19,434,335	$1,703,781	$-	$1,703,781	$(15,467,248)	$5,670,868
Accounts receivable	3,852,866	4,029,656	-	4,029,656		7,882,522
Other current assets	1,174,617	92,715	-	92,715		1,267,332
Total current assets	24,461,818	5,826,152	-	5,826,152	(15,467,248)	14,820,722

Investments	3,230,208	8,005,682	-	8,005,682	(11,235,890)	-

Fixed assets	4,680,006	461,242	-	461,242		5,141,248

Note receivable	595,502	-	-	-		595,502

Intangible assets	-	6,051,588	-	6,051,588		6,051,588

Other assets	89,245	-	-	-		89,245

Goodwill	-	21,646,714	-	21,646,714	85,797,521	107,444,235

TOTAL ASSETS	$33,056,779	$41,991,378	$-	$41,991,378	$59,094,383	$134,142,540

LIABILITIES AND STOCKHOLDER'S EQUITY

Current liabilities:
Accounts payable	2,568,505	3,605,523	-	3,605,523		$6,174,028
Line of credit	-	-	-	-		-
Other current liabilities	3,697,831	-	-	-		3,697,831
Deferred revenue - current	258,904	2,805,840	(221,841)	2,583,999		2,842,903
Convertible notes	134,013	-	-	-		134,013
Loans payable	-	776,641	-	776,641		776,641
Total current liabilities	6,659,253	7,188,004	(221,841)	6,966,162	-	13,625,416

Long-term liabilities
Derivative liabilities	-	-	-	-		-
Deferred tax liabilities	-	1,064,663	-	1,064,663		1,064,663
Deferred revenue - long-term	-	3,156,570	221,841	3,378,411		3,378,411
Other long term liabilities	740,504	492,147	-	492,147		1,232,651
Total current and long-term liabilities	7,399,757	11,901,384	-	11,901,384	-	19,301,141

Stockholder's equity:
Preferred shares	-	-	-	-		-
Common stock	331,959,299	24,400,314	-	24,400,314	71,587,263	427,946,876
Additional paid in capital	-	63,517,424	-	63,517,424	(63,517,424)	-
Treasury stock	-	(2,458,068)	-	(2,458,068)	2,458,068	-
Accumulated other comprehensive loss	(6,281,426)	3,853,908	(3,984,257)	(130,349)	130,349	(6,281,426)
Accumulated deficit	(300,020,851)	(59,223,584)	3,984,257	(55,239,327)	48,436,127	(306,824,051)
Total stockholder's equity	25,657,022	30,089,994	-	30,089,994	59,094,383	114,841,399

TOTAL LIABILITIES AND EQUITY	$33,056,779	$41,991,378	$-	$41,991,378	$59,094,383	$134,142,540

Pareteum Corporation
Unaudited Pro Forma Combined Statement of Operations
For the Six Months Ended June 30, 2018

		Artilium plc
	Historical Pareteum	Historical U.S. Dollars (IFRS)	Pro Forma Reclassification Adjustments [Note 1]	Pro Forma (U.S. GAAP)	Pro Forma Adjustments [Note 2]	Pro Forma Condensed Combined
Revenue	$10,115,750	$13,021,377	$-	$13,021,377		$23,137,127
Cost of revenue	2,974,405	7,279,254	-	7,279,254		10,253,659
Gross profit	7,141,345	5,742,123	-	5,742,123		12,883,468
Operating expenses:
Selling, general and administrative	9,371,940	7,782,209	-	7,782,209	6,803,200	23,957,349

Income before other income / (expenses)	(2,230,595)	(2,040,086)	-	(2,040,086)	(6,803,200)	(11,073,881)

Interest expense	(137,440)	(220,829)	-	(220,829)		(358,269)
Changes in derivative liabilities	1,283,914	-	-	-		1,283,914
Other income (expense)	637,255	-	1,653,133	1,653,133	(1,653,133)	637,255
Amortization of deferred financing costs	(12,351)	-	-	-		(12,351)

Net income before income tax	(459,217)	(2,260,915)	1,653,133	(607,782)	(8,456,333)	(9,523,332)
Provision (benefit) for income taxes	18,424	(197,937)	-	(197,937)		(179,513)

Net Loss	(477,641)	(2,062,978)	1,653,133	(409,845)	(8,456,333)	(9,343,819)
Foreign curreny translation gain (loss)	25,266	(940,506)	-	(940,506)		(915,240)
Change in fair value of available for sale securities	-		-	-		-

Comprehensive Loss	$(452,375)	$(3,003,484)	$1,653,133	$(1,350,351)	$(8,456,333)	$(10,259,059)

Net income (loss) per common share from continuing operations:

Basic	$(0.01)	$(0.01)		$(0.00)	$(0.25)	$(0.26)
Diluted	$(0.01)	$(0.01)		$(0.00)	$(0.25)	$(0.26)

Weight average common share outstanding:
Basic	51,714,482	353,572,000		353,732,000	34,311,115	86,025,597
Diluted	51,714,482	353,572,000		353,732,000	34,311,115	86,025,597

Note 1	Goodwill	153,507

	Accumulated deficit	44,791

	Deferred revenues - long-term	279,705

	Selling, general and administrative	24,370

	Accounts payable		201,803

	Deferred revenues - current		77,902

	Additional paid in capital		222,667

Note 2	Common stock	24,400,314

	Additional paid-in capital	63,517,424

	Treasury stock		2,458,068

	Accumulated other comprehensive gain (loss)		130,349

	Accumulated deficit		55,239,327

	Goodwill	85,797,521

	Professional Fees - M&A	6,803,200

	Cash		8,864,348

	Cash - M&A Costs		6,602,900

	Investments		11,235,890

	Common Stock		95,787,177

	Common Stock - M&A Fees		200,400